ING INVESTORS TRUST

ING Marsico Growth Portfolio

ING Marsico International Opportunities Portfolio

 (each a “Portfolio” and collectively “Portfolios”)

Supplement Dated February 15, 2008

to the Portfolios’ current Adviser Class Prospectus, Institutional Class Prospectus,
Service Class Prospectus and Service 2 Class Prospectus each dated April 30, 2007

Thomas F. Marsico, founder and Chief Executive Officer of Marsico Capital Management, LLC (“Marsico”), and Marsico Parent Company, LLC, a company controlled by Mr. Marsico, signed a definitive agreement to buy back ownership of Marsico from a subsidiary of Bank of America Corporation (“the “Transaction”).  The Transaction was completed December 14, 2007.

The Transaction will not result in any significant change to the personnel who manage the Portfolios listed above or in the manner in which the Portfolios are managed.

The consummation of the Transaction was deemed to be an “assignment” (as defined in the Investment Company Act of 1940) of the Sub-Advisory Agreement between Marsico (“Portfolio Manager”), Directed Services, LLC (“Manager”) and ING Investors Trust (“Trust”). The Transaction resulted in the automatic termination of the current Sub-Advisory Agreement. Pursuant to each Portfolio’s Manager-of-Manager’s relief received from the Securities and Exchange Commission, each Portfolios’ Board of Trustees has entered into a new Sub-Advisory Agreement for the Portfolios. There will be no change in the portfolio management of your Portfolio or in its investment objective or policies as a result of the Transaction or the new Sub-Advisory Agreement.  An information statement detailing the Transaction and the new Sub-Advisory Agreement will be mailed in the first quarter of 2008.

As a result of the Transaction, the Prospectuses are revised as follows:

The first paragraph in the sub-section entitled “More on the Sub-Adviser” in the section entitled “ING Marsico Growth Portfolio” on page 53 of the Adviser Class Prospectus, on page 56 of the Institutional Class Prospectus and on page 57 of the Service Class Prospectus and Service 2 Class Prospectus and the first paragraph in the sub-section entitled “More on the Sub-Adviser” in the section entitled “ING Marsico International Opportunities Portfolio”  on page 57 of the Adviser Class Prospectus, on page 60 of the Institutional Class Prospectus, on page 62 of the Service Class Prospectus and on page 61 of the Service 2 Class Prospectus is hereby deleted and replaced with the following:

Marsico Capital Management, LLC is located at 1200 17th Street, Suite 1600, Denver, CO 80202.  Marsico was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm.  Marsico provides investment services to mutual funds and private accounts and, as of December 31, 2007, had approximately $106 billion under management.  Thomas F. Marsico is the founder and Chief Executive Officer of Marsico.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ING INVESTORS TRUST

ING Marsico Growth Portfolio

ING Marsico International Opportunities Portfolio

 (each a “Portfolio” and collectively “Portfolios”)

Supplement Dated February 15, 2008

to the Portfolios’ current Adviser Class, Institutional Class, Service Class and Service 2
Class Statement of Additional Information (“SAI”) dated April 30, 2007

Effective December 14, 2007, the paragraph under the section entitled “Adviser - Approval of Advisory and Sub-Advisory Agreements” is hereby revised to include the following:

For ING Marsico Growth Portfolio and ING Marsico International Opportunities Portfolio, please refer to the Portfolios’ annual shareholder report dated December 31, 2007.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE